CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

DERIVED INFORMATION   10/4/04

[$600,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-AA1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	3,522
Total Outstanding Loan Balance	$582,107,161	*	Min	Max
Average Loan Current Balance	$165,277		$34,282	$749,415
Weighted Average Original LTV	78.5%
Weighted Average Coupon	7.40%		4.76%	13.23%
Arm Weighted Average Coupon	7.43%
Fixed Weighted Average Coupon	7.28%
Weighted Average Margin	5.67%		4.38%	7.25%
Weighted Average FICO (Non-Zero)	610
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	82.5%
% Fixed	17.5%
% of Loans with Mortgage Insurance	0.0%

* Total collateral will be approximately [$600,000,050]

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.00	1	258,000	0.0	4.76	71.7	659
5.01 - 5.50	35	7,483,438	1.3	5.41	77.9	655
5.51 - 6.00	147	30,976,215	5.3	5.85	74.1	644
6.01 - 6.50	337	67,773,137	11.6	6.31	76.6	638
6.51 - 7.00	716	138,319,564	23.8	6.79	77.0	627
7.01 - 7.50	606	108,939,291	18.7	7.28	78.7	618
7.51 - 8.00	617	97,497,180	16.7	7.77	80.1	600
8.01 - 8.50	335	47,059,113	8.1	8.25	80.2	582
8.51 - 9.00	318	40,198,211	6.9	8.73	82.2	568
9.01 - 9.50	178	20,876,826	3.6	9.26	81.7	558
9.51 - 10.00	121	12,493,393	2.1	9.75	78.5	552
10.01 - 10.50	33	3,304,906	0.6	10.28	79.4	549
10.51 - 11.00	52	4,584,856	0.8	10.75	79.7	547
11.01 - 11.50	8	942,845	0.2	11.23	85.8	566
11.51 - 12.00	9	622,150	0.1	11.77	72.8	548
12.01 - 12.50	2	131,479	0.0	12.27	73.1	519
12.51 - 13.00	6	557,017	0.1	12.72	74.6	525
13.01 - 13.23	1	89,541	0.0	13.23	70.0	512
Total:	3,522	582,107,161	100.0	7.40	78.5	610

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	69,864	0.0	9.63	50.0	0
451 - 475	1	358,053	0.1	8.21	77.2	472
476 - 500	8	926,735	0.2	8.97	72.2	498
501 - 525	269	37,220,629	6.4	8.63	73.0	513
526 - 550	356	52,228,329	9.0	8.23	75.4	538
551 - 575	495	79,435,108	13.6	7.86	79.6	563
576 - 600	567	92,267,984	15.9	7.37	78.9	588
601 - 625	530	87,221,162	15.0	7.13	79.9	613
626 - 650	552	96,239,862	16.5	7.07	80.2	637
651 - 675	352	63,332,856	10.9	6.88	78.2	662
676 - 700	185	34,786,146	6.0	6.89	78.5	687
701 - 725	112	20,559,537	3.5	6.92	79.4	712
726 - 750	56	11,215,205	1.9	7.03	78.9	734
751 - 775	26	4,547,706	0.8	6.64	75.7	762
776 - 793	12	1,697,985	0.3	6.55	70.9	785
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
34,281.63 - 50,000	115	4,948,431	0.9	9.11	68.5	574
50,001 - 100,000	840	65,817,511	11.3	8.10	77.5	597
100,001 - 150,000	929	115,817,691	19.9	7.56	78.5	609
150,001 - 200,000	687	118,760,488	20.4	7.38	77.7	603
200,001 - 250,000	368	82,270,640	14.1	7.22	78.9	611
250,001 - 300,000	240	65,662,789	11.3	7.15	79.8	616
300,001 - 350,000	144	46,314,947	8.0	7.21	79.5	618
350,001 - 400,000	106	39,787,997	6.8	7.10	80.1	617
400,001 - 450,000	51	21,657,439	3.7	6.95	80.8	624
450,001 - 500,000	31	14,810,050	2.5	7.03	76.8	630
500,001 - 550,000	7	3,661,723	0.6	7.01	79.4	636
550,001 - 600,000	2	1,193,257	0.2	6.29	62.7	635
600,001 - 750,000	2	1,404,198	0.2	6.84	69.3	670
Total:	3,522	582,107,161	100.0	7.40	78.5	610

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
<= 50.000	141	17,124,517	2.9	7.23	40.6	598
50.001 - 55.000	50	7,524,198	1.3	7.31	52.9	599
55.001 - 60.000	80	14,172,149	2.4	7.11	57.9	588
60.001 - 65.000	120	20,503,257	3.5	7.30	63.4	589
65.001 - 70.000	203	30,280,138	5.2	7.49	68.6	577
70.001 - 75.000	279	45,525,579	7.8	7.49	74.3	584
75.001 - 80.000	1,752	294,751,035	50.6	7.15	79.8	627
80.001 - 85.000	349	60,554,933	10.4	7.90	84.5	587
85.001 - 90.000	304	55,450,704	9.5	7.67	89.6	617
90.001 - 95.000	243	36,148,965	6.2	8.25	94.8	591
95.001 - 100.000	1	71,687	0.0	10.51	95.6	523
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	843	132,547,212	22.8	7.75	78.3	607
1	94	20,160,437	3.5	7.42	75.2	614
2	1,953	328,383,246	56.4	7.33	79.9	606
3	632	101,016,266	17.4	7.16	74.9	626
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,226	348,744,417	59.9	7.31	79.3	602
Reduced	637	113,906,022	19.6	7.45	80.5	647
Stated Income / Stated Assets	659	119,456,723	20.5	7.62	74.5	600
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,332	555,891,202	95.5	7.39	78.7	609
Second Home	30	4,638,098	0.8	7.27	76.6	621
Investor	160	21,577,861	3.7	7.67	75.0	629
Total:	3,522	582,107,161	100.0	7.40	78.5	610

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	764	180,802,433	31.1	7.03	76.2	618
Florida	783	119,135,113	20.5	7.39	80.3	611
Texas	395	41,697,125	7.2	7.81	79.6	606
New York	167	39,847,883	6.8	7.40	74.1	608
New Jersey	84	17,640,148	3.0	7.61	76.5	605
Washington	97	15,052,715	2.6	7.18	79.9	615
Virginia	95	13,784,518	2.4	7.80	79.9	591
Maryland	71	13,717,890	2.4	7.77	79.1	607
Minnesota	74	12,879,137	2.2	6.70	81.9	631
Nevada	68	12,785,756	2.2	7.49	78.6	585
Massachusetts	47	10,962,137	1.9	7.49	77.6	609
Michigan	81	9,998,351	1.7	7.90	82.8	587
Georgia	67	9,329,485	1.6	7.87	83.6	601
Arizona	70	8,557,648	1.5	7.32	79.4	604
Ohio	89	8,414,939	1.4	8.17	82.4	604
Other	570	67,501,885	11.6	7.88	80.9	602
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,269	217,358,720	37.3	7.23	81.9	637
Refinance - Rate Term	225	32,614,835	5.6	7.43	78.6	608
Refinance - Cashout	2,028	332,133,606	57.1	7.51	76.3	593
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,596	438,777,610	75.4	7.45	79.8	605
Arm 3/27	127	21,556,763	3.7	7.14	79.4	620
Arm 5/25	103	19,970,015	3.4	7.11	76.9	623
Fixed Rate	696	101,802,774	17.5	7.28	73.3	626
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,894	468,390,899	80.5	7.41	78.4	608
PUD	212	36,887,969	6.3	7.36	80.8	609
Condo	238	36,624,177	6.3	7.31	79.8	625
2 Family	140	31,207,623	5.4	7.43	78.0	623
3-4 Family	38	8,996,493	1.5	7.48	72.1	616
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.38 - 4.50	1	195,108	0.0	5.98	85.0	693
4.51 - 5.00	2	244,218	0.1	7.28	92.3	685
5.01 - 5.50	2,071	359,911,633	74.9	7.20	80.6	620
5.51 - 6.00	278	48,133,154	10.0	7.67	79.2	578
6.01 - 6.50	329	51,298,040	10.7	8.18	77.4	560
6.51 - 7.00	144	20,407,727	4.2	9.04	68.3	549
7.01 - 7.25	1	114,508	0.0	7.23	80.0	658
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	150,957	0.0	7.03	90.0	738
16 - 18	5	1,184,047	0.2	7.55	74.5	582
19 - 21	783	132,249,105	27.5	7.61	79.9	602
22 - 24	1,807	305,193,501	63.5	7.39	79.7	607
31 - 33	31	5,548,637	1.2	7.24	79.0	621
34 - 36	96	16,008,126	3.3	7.11	79.5	619
37 - 59	103	19,970,015	4.2	7.11	76.9	623
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.67 - 11.50	56	12,200,069	2.5	5.65	77.0	652
11.51 - 12.00	145	30,738,254	6.4	6.01	75.3	638
12.01 - 12.50	261	53,563,774	11.2	6.40	78.5	632
12.51 - 13.00	536	106,796,524	22.2	6.82	78.9	624
13.01 - 13.50	478	87,132,715	18.1	7.29	79.9	616
13.51 - 14.00	487	79,598,939	16.6	7.79	80.6	596
14.01 - 14.50	258	38,080,500	7.9	8.27	80.9	576
14.51 - 15.00	257	34,157,037	7.1	8.74	82.9	565
15.01 - 15.50	145	17,414,741	3.6	9.28	82.1	556
15.51 - 16.00	96	10,596,687	2.2	9.76	78.8	549
16.01 - 16.50	30	3,145,226	0.7	10.27	79.0	548
16.51 - 17.00	51	4,536,891	0.9	10.75	79.7	547
17.01 - 17.50	8	942,845	0.2	11.23	85.8	566
17.51 - 18.00	9	622,150	0.1	11.77	72.8	548
18.01 - 19.23	9	778,037	0.2	12.70	73.8	523
Total:	2,826	480,304,387	100.0	7.43	79.6	607

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.50	35	7,636,553	1.6	5.38	78.0	653
5.51 - 6.00	128	27,231,017	5.7	5.85	75.8	640
6.01 - 6.50	253	51,279,250	10.7	6.31	78.2	636
6.51 - 7.00	543	109,285,756	22.8	6.79	78.6	624
7.01 - 7.50	493	91,356,601	19.0	7.28	79.9	617
7.51 - 8.00	502	82,064,517	17.1	7.78	80.6	598
8.01 - 8.50	262	38,313,780	8.0	8.25	80.9	576
8.51 - 9.00	258	34,473,638	7.2	8.74	82.9	565
9.01 - 9.50	144	17,719,548	3.7	9.27	82.0	555
9.51 - 10.00	97	10,710,933	2.2	9.76	78.7	549
10.01 - 10.50	33	3,304,906	0.7	10.28	79.4	549
10.51 - 11.00	52	4,584,856	1.0	10.75	79.7	547
11.01 - 11.50	8	942,845	0.2	11.23	85.8	566
11.51 - 12.00	9	622,150	0.1	11.77	72.8	548
12.01 - 12.50	2	131,479	0.0	12.27	73.1	519
12.51 - 13.23	7	646,558	0.1	12.79	74.0	524
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	953,943	0.2	7.05	64.3	599
3.00	2,723	460,334,373	95.8	7.44	79.7	606
5.00	99	19,016,072	4.0	7.11	77.6	624
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,826	480,304,387	100.0	7.43	79.6	607
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,322	539,251,003	92.6	7.46	78.4	607
24	135	30,689,186	5.3	6.60	79.2	649
36	17	2,946,902	0.5	6.59	77.8	667
60	48	9,220,071	1.6	6.94	80.9	635
Total:	3,522	582,107,161	100.0	7.40	78.5	610